Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Equitable Financial Corp. (the “Company”) on Form 10-Q for the quarter ended   September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas E. Gdowski, President and CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2015	/s/ Thomas E. Gdowski
Thomas E. Gdowski
President and CEO
(Principal Executive Officer)